RENAVOTIO

From the Latin word 'Rena' meaning Reborn

RENEW AND REVITALIZE OUR INFRASTRUCTURE


SNN
presents
Planet MicroCap Showcase
April 20 - 22, 2021

Company Presentation

OTCQB: RIII

April 2021



DISCLAIMER

- THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS". THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS, AS WELL AS A NUMBER OF ASSUMPTIONS CONCERNING FUTURE EVENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES, MANY OF WHICH ARE OUTSIDE OF OUR CONTROL AND ALL OF WHICH COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS SHOULD NOT BE UNDULY RELIED UPON, AND WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD-LOOKING STATEMENTS FOLLOWING THE DATE THIS PRESENTATION IS FIRST MADE TO YOU.

RENAVOTIO AT A GLANCE

I DIVERSIFIED BUSINESS

- RIII is a holding company focused on infrastructure, medical, utilities, clean technology related industries
- Today there are 4 portfolio entities with more targeted acquisitions providing services to commercial, industrial and Government based clients

II LARGE MARKET OPPORTUNITY

- Early stages of technology adoption; projected hyper-growth opportunities
- Growth Areas: North America
- Will continue to seek strategic acquisitions

III SEASONED MANAGEMENT

- CEO has over 30 years of experience in public equity and M&A
- Engineering and Technical team are leaders in Infrastructure, Production Engineering, Utility Management with a combined 90 years of experience
- Operators of acquired businesses remain with the business

Key Accomplishments in 2020 and YTD

September 2020 – Completed name change to Renavotio, Inc., and our OTCQB ticker symbol change to "RIII"

October 2020 - Developed our sales and logistics operation in connection with the procurement and delivery process of our PPE products

December 2020 - Expanded our marketing plans with Kevin Harrington who is a principal in Cicero Transact and on our Advisory Board.

December 2020 - Secured production of PPE to supply third parties with masks, gloves and gowns

February 2021 - Entered into a marketing agreement with VerifyMe, Inc., (NASDAQ:VRMR) to promote, market, distribute and sell VerifyMe products as an enhancement to our PPE, to ensure the authenticity and origin of our PPE

February 2021 - Entered into Master Distribution Agreement with Resgreen Group, Inc., (OTC:RGGI) a leading mobile robotics company, to market and handle all the logistical functions such as order processing, shipping, billing and collections for the Wanda SD/SA, disinfecting robot

February 2021 - Announced a $2,150,000 initial purchase order from a PPE supplier for boxes of surgical gloves

March 2021 - Secured an additional $1.8 Million purchase order from a PPE medical distributor for surgical gloves

Increased Revenues in 2020 from $233,249,to $4,124,300 up 1,668% , Increased assets from $46,258 to $4,665,955 up 9,987%.

TWO SYNERGETIC SEGMENTS

Businesses feed one another through higher valued added services and a deep set of customer relationships

INFRASTRUCTURE SERVICES

High cash flow and ROIC businesses providing essential services to:

- Utilities – water, energy, gas
- Medical PPE
- Transportation
- Local Municipalities
- Infrastructure Management
- Telecommunications (fiber)

Significant customer relationships, specialized equipment and long-term medical supply contracts

GEOSPATIAL TECHNOLOGY

Re-imagining infrastructure with next generation technologies:

- GIS / Mapping
- Smart Utility Sensors
- Satellite Communication and Sensors

Core analytics platform for tagging field assets with significant potential growth in smart sensors and IOT, large base commercial, municipal, state and federal government clients

HOW WE VIEW INFRASTRUCTURE

noun [C] The basic structure of an organization or system which is necessary for its operation, esp. Public water, Energy, and Systems for Communication and Transport.

Total Infrastructure Spending needs in the United States by 2029: $5.9 Trillion*


Surface Transportation
Drinking Water / Wastewater / Stormwater
Electricity
Airports
Inland Waterways & Marine Ports
Dams
Hazardous & Solid Waste
In ($) billions
$2,834
$1,045
$637
$237
$42
$94
$21
$80
$78
$870

Projected Infrastructure Spending Provides Ample Opportunities for Renavotio




SATELLITE IMAGERY
MOBILE TO CLOUD GEOSPATIAL PLATFORM
TELECOMMUNICATIONS
CONSTRUCTION & ENGINEERING
SUBSURFACE UTILITY ENGINEERING (SUE)
GROUND PENETRATING RADAR (GPR)
SEA WALL EXCAVATION

*2021 American Infrastructure Report Card

INFRASTRUCTURE / SERVICES

Integrated Smart Utility and Engineering Services with a Strong Reputation for Excellence

RI's infrastructure business was started in the late 1960s by individuals who noticed a decline in the public water sources due to point source and non-point source pollution. Today this business has a significant collection of operations in the Midwest:



Subsurface Utility Engineering (SUE) used to map and maintain underground utility infrastructure



Telecommunications engineering services and 5G installation for telecom



Smart Utility and Engineering used to manage both commercial and Government facilities with proprietary utility management technology

SELECTED CURRENT PROJECTS

- Municipal water replacement project
- Municipal smart meter installation projects
- National GG installation projects
- Fiber Optic 5G installation
- Multiple water district management programs
- Direct purchase from Mask, Gown and Glove Manufactures for long term production buys

Targeted Vertical Markets



Smart Cities/Utility – Energy Management

- P3 (Public/Private/Partnership – all or partial funding
- Design/Build/Operate/Maintain
- Tech upgrades – ongoing services and monetization

Fed/State/Muni Contractors

- Staffing – Engineers, Systems/IT/Project Management
- Design Build - E&C
- IDIQ – Telecom and Engineering
- PPE-PPE Manufactures, Medical Distributors, Federal, State, Medical End User

Telecom Engineers and Contractors

- Telecom Engineering
- Project/Program Management
- Low Latency and Carrier/Enterprise Services
- Design/Build – Operate/Maintain

RENAVOTIO

Portfolio Company, Utility Management and Construction Company

UMCCO

CROSS BO

About Utility Management & Construction Company

- Founded in 1962
- A full-service utility contractor providing engineering, construction, and construction supervision
- Provides turn-key management solutions for small water and wastewater systems
- Cross-Bo Construction (subsidiary) is a full-service utility and excavation company specializing in water, sewer and Telcom design and installation

- Specializes in the management and operations of small utility systems:
  - Rural Waters Systems
  - Public Trusts or Authority
- Including record keeping, reporting, budgeting, customer correspondence, billing and engineering
- Has expertise in water system management including:
- DEQ requirements and regulations
  - Water treatment
  - Utility engineering
  - Utility accounting
  - Gas distribution including OCC and DOT requirements and regulations

UMCC – 'Outsourced Utility' as-a-Service

- Each client enters into a long-term, binding contract becoming a "contracted revenue stream"
- Services Agreements average 25% IRR (18% to 35%)
- UMCCO adheres to a best practices approach with its underwriting policy
- Each contract features an agreed upon payment schedule of monthly service fees, has no early termination option.
- UMCCO owns and maintains all equipment, with remote control capabilities and the right to suspend service; Virtual Utility business model

UMCCO manages all billing for its districts

- Bills are generated from meter readings and are sent directly to customers on behalf of districts (paper & e-billing)
- Annual Budget is built for the districts to revise and approve
- 3rd Party Accounting auditing is scheduled annually for each district


UMCCO
Log In

Licensed Technology Solutions Business

Provides GIS solutions, infrastructure management and "smart city" infrastructure technology to construction, environmental consulting, utility and government clients in the United States and South America.

This technology offers two principal products:

- One enables local and distributed teams to do field data collection using mobile devices (iOS and Android) and manage all geospatial data using a web interface
- One is a collection of components and application program interfaces (APIs) that make it easy to create a full, custom mapping solution very quickly. These components enable extensive and intensive data analysis, routing and dissemination of geospatial information.

TECHNOLOGY FOR UTILITIES

- Our technology platform provides location, visualization, processing and analysis of geographic information, boosting efficiency of utility mapping workflows and reducing operational and maintenance costs
- Accurate and efficient results.
- Locate with a mobile phone or specialized GPS hardware.
- Share any dataset or specific area to be visualized on the phone in the field (and even without internet connection) to facilitate and perform the location process.





Meter Reading and Maintenance

- Meter reading is the cornerstone of utility management
- We use the latest technology in capturing customer data
- We read meters blindly and our system prompts if a reading is out of range
- We re-read when data falls out of range
- We push technology into the districts where we can !



Workflow Management

- An asset management approach is taken with respect to system maintenance
- Electronic workflow management allows our customers to submit work requests directly via phone, web, or email
- Work requests can never disappear
- Routine service work automatically generates a work order
- Step-by-Step tasks are built for routine maintenance
- Reports indicate the health of the system


Track and dispatch service calls
Set up maintenance routines
Cross-departmental information access

Testing and Analysis

- UMCCO Technicians are trained to perform all routine testing and analysis
- UMCCO Technicians perform sampling for 3rd party analysis
- We maintain Chain of Custody documentation for all samples
- UMCCO shares and interprets the results of all 3rd party analysis
- Acton plans are generated for out of tolerance results



About Cross-Bo Construction

Cross-Bo Construction, a subsidiary of UMCCO, has expertise in utility system installation and maintenance. Cross-Bo provides the hard assets and expertise to install pipeline for water, wastewater, storm water and gas systems up to 36 inches in diameter.

- Cross-Bo competes in the municipal utility bidding market for installation of water, wastewater, storm water, and gas system construction and installation.
- Cross-Bo has expertise in the installation of HDPE, PVC, and Ductile piping Systems, Fiber Optic, 5G
- Cross-Bo works as a Preferential Contractor for many municipal systems providing maintenance support

Construction as a General Contractor

- Cross-Bo bids and performs construction work for Utility Authorities and Rural Water Districts
- Cross-Bo provides general excavation and dirt work for local contractors
- Cross-Bo provides delivery services for dirt and aggregate material using our dump trucks
- Cross-Bo acts as sub-contractor on road projects and utility relocations.
- Cross-Bo Provides Maintenance Service to Municipal Water and Wastewater Treatment Facilities

Construction as a Preferential Contractor

- Cross-Bo Construction is the dedicated contractors for each of our 10 districts
- As a dedicated contractor, Cross-Bo can perform jobs on either a bid or a contractual T&M rate
- T&M contracting mitigates risk for the Districts
- Single-Source contracting ensure that all work in the district meets our standards
- Districts DO-NOT pay to have work done twice!! (no bonding required)

RENAVOTIO

Medical PPE Marketing

Medical PPE Marketing

- Renavotio continues to focus on the Personal Protective Equipment (PPE) markets
- Secured production of PPE to supply third parties with masks, gloves and gowns
- We are now focusing on US made and/ or products being delivered by factory authorized distributors to the US, allowing RII to physically inspect the origins, quality and quantity to minimize any future risks
- We are already focused on additional PPE transactions that will continue our forward progress into 2021
- The Company continues to focus on developing a customer supply base to provide both short and long-term PPE buying opportunities.






ADJUSTABLE
SO THEY
FIT ANY
MEMBER OF
YOUR STAFF



Brand Protection with VerifyMe™

RAINBOWSECURE® MARKING SYSTEM

- The RainbowSecure® marking system – The world's most advanced invisible covert serialization and authentication solution. Deployed through variable digital printing on HP Indigo printing systems
- RainbowSecure® Invisible Authentication Ink
- Invisible Marking and Serialization Solution
- Stops Product Diverters and Counterfeiters in their tracks
- Integrated Dual Authentication and Tracking with VeriPAS Software (Patent Pending)

VERIPAS® MOBILE AUTHENTICATION

- The VeriPAS® tracking and authentication system – utilizing the power of invisible decoding and verification in the field, for tracking and investigating product diversion and counterfeiting. Smartphone-enabled for quick and easy checks in the field. Powered by an advanced GS-1 compliant cloud-based track and trace software system (Patent Pending)
- VeriPAS® Mobile Authentication and Tracking
- Dual authentication with overt and covert serial codes
- Cloud-based and smartphone-enabled
- Combines the power of RainbowSecure® invisible marking with cloud-based authentication and tracking

API enabled for third-party track and trace systems

Wanda SD



WANDA SD

- Wanda SD is an affordable disinfecting robot that can protect public spaces from dangerous germs and viruses. It can be guided into a space via a smart device.
- Wanda uses UVC lights to disinfect everything from plants and warehouses to hotels, office buildings and airplanes. Wanda features a 42-inch light tower with dual 50-Watt UVC lights and floor spotlights that kill 99 percent of harmful pathogens.
- Sitting on a base of 17" x 17" with a height of 42" allows Wanda to easily move between rooms of residential, commercial, and industrial buildings

- 99.9% Kill rate for pathogens
- Made in USA and 3D Printed
- Auto UVC light shutoff
- Perimeter monitoring with PIR
- Secondary perimeter monitoring
- With ultrasound
- UVC 42" high tower gets to most
- working surfaces
- UVC spotlights for floor cleaning
- Sanitizing completed text message
- Extensive logs for task validation
- Separate UVC lamp on/off monitor
- +1 Day operations with single charge
- EZ charging of the unit
- Long lamp life
- Messaging system
- iOS and Android apps for controlling and managing Wanda SD

SEASONED LEADERSHIP TEAM

Name & Position	Years Exp.	Previous Company's Experience
William C. Robinson, ("Billy") Chairman/CEO/CFO	30+	PaineWebber, V.P. Prudential Securities (NYSE:PRU), Multiple Acquisitions and IPO's, Studied Business & Finance University of Oklahoma
Dr. Robert ('Bob") Mackey COO/Director	30+	VP of engineering at The Bama Companies, Inc. Milnot Company, Inc., Burford Corporation. Doctorate in BioSystems Engineering, Oklahoma State University
Brian Kistler Corporate Compliance Officer	30+	An active Arbitrator with the Financial Industry Regulatory Authority (FINRA) for the State of Indiana. Served in the United States Marine Corp., Indiana State Police, VP Raymond James & Associates
Steven Chen Director	20+	A marketing and motivational speaker and an author of self-motivation books and multi-media courses. Mr. Chen is current the chairman of Success Holding Group Inc. (Cayman Islands) and the chairman of Success Prime Corp. (Taiwan). Mr. Chen was born in Taiwan and studied at Pepperdine University. He currently resides in both Taiwan and China.
Kevin Harrington, Advisory Board	30+	As an original "shark" on the hit TV show *Shark Tank*, the creator of the infomercial, pioneer of the As Seen on TV brand, and co-founding board member of the Entrepreneur's Organization, has produced more than $5 billion in global sales, the launch of more than 500 products
Joe Abrams, Advisory Board	30+	Co-founder of The Software Toolworks, a publicly held developer, publisher, and distributor of educational and entertainment software, which was sold to Pearson, Plc. for $462 million. Mr. Abrams also co-founded Intermix, the predecessor company to MySpace, which was sold to News Corp. in 2005 for $580 million

Tactical Focus

Attractive growth-oriented business plan focused on creating shareholder value both organically and targeted M&A

OPERATIONAL EXCELLENCE

- Centralize accounting and HR functions across companies
- Holding company level CRM
- Prepare organization for synergetic acquisitions and systemized integration for more efficient onboarding

CAPITAL ALLOCATION

- Target future acquisitions of infrastructure and medical PPE services
- Sectors:Medical PPE/Infrastructure/Smart Utility
- Geographic Focus:West, Midwest and East Coast
- Transaction Type:Ownership transition, closely held
- Invest in product development, service, contracting and business development for technology services

CUSTOMER LED R&D

- Close 3-4 proof of concepts (PoC)
- Commercial rollout of 1-2 new products from PoC
- Develop value-added reseller partnerships to expand company products and services

1. INITIAL ROLL UP INCLUDES THREE COMPANIES
2. EXPAND ENGINEERING COMPANY TARGETING TELECOM SMARTCITY SECTOR, SECURE MANUFACTURING RUNS OF PPE PRODUCTS
3. N. AMERICA EXPANSION
4. GEOSPATIAL ENABLED IOT/SENSOR SOLUTIONS
5. ACCRETIVE ACQUISITIONS

RENAVOTIO

From the Latin word 'Rena' meaning Reborn

Contact Us:
Renavotio, Inc.
601 South Boulder Ave.
Suite 600 Tulsa, OK 74119
Telephone: 1-888-928-1312

Skyline Corporate Communications Group, LLC
Matthew Abenante, IRC, Senior Account Manager
One Rockefeller Plaza, 11th Floor
New York, NY 10020
Office: 646-893-5835
Email: mabenante@skylineccg.com

ClearThink
Email: nyc@clearthink.capital